Exhibit 10.1

AMENDMENT NO. 7 TO CREDIT AGREEMENT
AMENDMENT NO. 7 TO CREDIT AGREEMENT, dated as of February 6, 2019 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of February 14, 2017 (as amended by Amendment No. 1 to Credit Agreement dated as of March 31, 2017, Amendment No. 2 to Credit Agreement dated June 2, 2017, Amendment No. 3 to Credit Agreement dated February 5, 2018, Amendment No. 4 to Credit Agreement dated March 6, 2018, Amendment No. 5 to Credit Agreement dated May 24, 2018, Amendment No. 6 to Credit Agreement dated as of July 5, 2018, and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL Energy Partners LP, a Delaware limited partnership (“Parent”), NGL Energy Operating LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), each subsidiary of Parent identified as a “Guarantor” under the Credit Agreement (together with the Parent, each, a “Guarantor” and collectively, the “Guarantors”) Deutsche Bank AG, New York Branch, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).
RECITALS
WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and
WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. The following capitalized terms defined in Section 1.1 of the Credit Agreement are hereby amended as follows:

(a)the defined term “Consolidated EBITDA” is amended by adding the following sentence at the end of the definition:

“Solely for the two fiscal quarters ending December 31, 2018 and March 31, 2019, “Consolidated EBITDA” may be adjusted (without duplication) to exclude the expenses recognized (in accordance with GAAP) arising from the Gavilon Energy EPA Settlement in an amount not to exceed, in connection with the determination of “Consolidated EBITDA” for any period, $35,000,000.”
3.Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms “in their respective alphabetical order therein:

““Amendment No. 7 Effective Date” means February 6, 2019.”
““Gavilon Energy EPA Settlement” means the settlement of certain allegations by the U.S. Environmental Protection Agency against Gavilon Energy relating to alleged civil violations by Gavilon Energy and Western Dubuque Biodiesel in 2011 of certain Clean Air Act’s renewable fuel standards regulations, which settlement terms were memorialized in a consent decree that was lodged with the United States District Court for the Northern District of Iowa on September 27, 2018 and approved by such court November 8, 2018.
4.Amendment to Section 7.10 (Redemptions, Dividends, Equity Issuance, Distributions and Payments) of the Credit Agreement. Section 7.10 of the Credit Agreement is hereby amended by deleting clause (A) of such provision in its entirety as it appears therein immediately following the phrase “(i) by Parent of Equity Interests in the Parent or Equity Interests in the

General Partner” and immediately before the phrase “(B) with the net cash proceeds from a substantially concurrent issuance of new Equity Interests in the Parent” and inserting in lieu thereof the following:

“(A) for an amount not to exceed, determined from and after the Amendment No. 7 Effective Date, either (x) $50,000,000 in the aggregate in any fiscal quarter or (y) $150,000,000 in the aggregate during the term of this Agreement, in the case of each of clause (x) and (y), exclusive of redemptions, purchases, retirements or other acquisitions permitted under any other clause of this Section 7.10(a); provided that any such redemption, purchase, retirement or other acquisition pursuant to this clause (A) shall only be permitted to the extent that immediately before and after giving pro forma effect thereto, the Leverage Ratio is less than 3.25 to 1.00 and the Revolving Availability is greater than or equal to $200,000,000,”
5.Amendment to Section 7.11 (Financial Covenants) of the Credit Agreement. Section 7.11(d) of the Credit Agreement is hereby amended by deleting such provision in its entirety and inserting in lieu thereof the following:

“(d)    Commencing with the fiscal quarter ending March 31, 2019 (and for each subsequent fiscal quarter listed in the table below), permit the Total Leverage Indebtedness Ratio of the Credit Parties as of the last day of the applicable fiscal quarter (determined at the Borrowing Base Reference Time of such day) to be greater than the ratio set forth opposite such fiscal quarter end date in the table below under the heading “Maximum Total Leverage Ratio”:

Fiscal Quarter End Date	Maximum Total Leverage Indebtedness Ratio
3/31/2019	6.50 to 1.0
6/30/2019	6.50 to 1.0
9/30/2019	6.25 to 1.0
12/31/2019	6.25 to 1.0
3/31/2020 and the last day of each fiscal quarter thereafter	6.00 to 1.0

6.Representations and Warranties; No Default. To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.

7.Effectiveness of Amendments. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)Amendment Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by each of the Credit Parties, and by Lenders constituting the Required Lenders.

(b)Fees and Expenses. The Borrowers’ Agent shall pay to the Administrative Agent (i) the aggregate amount of the amendment fees due to the Lenders that return their counterparts to this Amendment prior to the 4:00 pm (New York time) deadline on February 6, 2019, which amendment fee shall be an amount, for each such Lender, equal to the product of (x) such Lender’s Commitment, multiplied by (y) 2.5 basis points, and (ii) any and all other reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment.

(c)Proceedings and Documents. All corporate and other proceedings pertaining directly to this Amendment and all documents, instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their respective counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.

8.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

9.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

10.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

11.Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

12.Guarantor Acknowledgement. Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT AND BORROWER:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

PARENT:

NGL ENERGY PARTNERS LP,
a Delaware limited partnership, in its capacity as Parent and as Guarantor

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 7 to Credit Agreement

GUARANTORS:
ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
GRAND MESA PIPELINE, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY EQUIPMENT, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL ENERGY PARTNERS LP
NGL LIQUIDS, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL SOUTH RANCH, INC.
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER PIPELINES, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS - ORLA SWD, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE PRODUCT SERVICES LLC
TRANSMONTAIGNE SERVICES LLC

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 7 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Shai Bandner

Name:	Shai Bandner

Title:	Director

By:	/s/ Laureline DeLichana

Name:	Laureline DeLichana

Title:	Director

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Shai Bandner

Name:	Shai Bandner

Title:	Director

By:	/s/ Laureline DeLichana

Name:	Laureline DeLichana

Title:	Director

Signature Page to Amendment No. 7 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason York

Name:	Jason York

Title:	Authorized Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Christine Dirringer

Name:	Christine Dirringer

Title:	Managing Director

By:	/s/ Redi Meshi

Name:	Redi Meshi

Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Jonathan Luchansky

Name:	Jonathan Luchansky

Title:	Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis

Name:	Sydney G. Dennis

Title:	Director

Signature Page to Amendment No. 7 to Credit Agreement

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley

Name:	Darrell Holley

Title:	Managing Director

By:	/s/ Anna C. Ferreira

Name:	Anna C. Ferreira

Title:	Vice President

TORONTO DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Peter Kuo

Name:	Peter Kuo

Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jacob L. Osterman

Name:	Jacob L. Osterman

Title:	Director

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Donna DeMagistris

Name:	Donna DeMagistris

Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias

Name:	Darlene Arias

Title:	Director

By:	/s/ Houssem Daly

Name:	Houssem Daly

Title:	Associate Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar

Name:	Nupur Kumar

Title:	Authorized Signatory

By:	/s/ Brady Bingham

Name:	Brady Bingham

Title:	Authorized Signatory

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri

Name:	Jamie Minieri

Title:	Authorized Signatory

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Robert McRobbie

Name:	Robert McRobbie

Title:	Division Director

By:	/s/ Robert Trevena

Name:	Robert Trevena

Title:	Division Director

Signature Page to Amendment No. 7 to Credit Agreement

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ John Harris

Name:	John Harris

Title:	Managing Director

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Scott Donaldson

Name:	Scott Donaldson

Title:	Senior Vice President

Signature Page to Amendment No. 7 to Credit Agreement